UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
March 14, 2024
Date of Report
(Date of earliest event reported)

Arrowhead Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38042	46-0408024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
177 E. Colorado Blvd, Suite 700, Pasadena, CA 91105
(Address of principal executive offices, including Zip Code)
(626) 304-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARWR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
The following proposals were submitted to the stockholders of Arrowhead Pharmaceuticals, Inc. (the “Company”) at the 2024 Annual Meeting of Stockholders held on March 14, 2024:
•To elect seven directors to serve as members of the Company’s Board of Directors until the next Annual Meeting or until their successors are elected;
•To approve, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers; and
•To ratify the selection of KPMG LLP as independent auditors of the Company for the fiscal year ended September 30, 2024.
As of January 19, 2024, the record date for the Annual Meeting, the Company had 123,838,165 shares of its common stock outstanding and entitled to vote. At the Annual Meeting 106,986,420 shares were present in person or represented by proxy and entitled to vote. Based on the votes cast in person and by proxy, each proposal passed, including the election of each director. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Election of Directors

NAME	FOR	AGAINST	ABSTAIN	NON VOTES
Douglass Given	76,397,567	10,968,346	303,938	19,316,569
Michael S. Perry	82,446,900	4,911,855	311,096	19,316,569
Christopher Anzalone	84,313,696	2,976,660	379,495	19,316,569
Mauro Ferrari	81,342,884	6,020,799	306,168	19,316,569
Adeoye Olukoton	83,526,809	3,815,731	327,311	19,316,569
William Waddill	83,279,633	4,079,251	310,967	19,316,569
Victoria Vakiener	83,354,988	3,975,617	339,246	19,316,569

Advisory Vote to Approve Executive Compensation

82,576,047 FOR 4,950,419 AGAINST 143,385 ABSTAIN 19,316,569 NON VOTES

Ratification of KPMG as Independent Auditors of the Company

104,057,945 FOR 2,562,563 AGAINST 365,912 ABSTAIN 0 NON VOTES

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: March 19, 2024

ARROWHEAD PHARMACEUTICALS, INC.

By:	/s/ Kenneth Myszkowski
Kenneth Myszkowski
Chief Financial Officer